UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported) July 21, 2004

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	38-0572515

(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

ITEM 12. Disclosure of information on financial conditions
SIGNATURES

ITEM 12. Disclosure of information on financial conditions

The following charts were furnished to securities analysts in connection with General Motors Corporation’s (GM) earnings release this morning, Wednesday, July 21, 2004.

2004 Second Quarter Results In the presentation that follows and in related comments by General Motors management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "priorities/targets" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management. GM is recording the remarks and visuals presented today which are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Therefore, this conference may not be recorded by attendees. We consider your participation to constitute your consent to being recorded today. Additionally, per Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM's GAAP financial results and provides definition around non-GAAP terminology addressed.

2004 Second Quarter Highlights $2.36 EPS, $1,341 million Net Income, $49.1 billion Revenue Profit improvement in 3 of 4 automotive regions Record GMAC quarterly earnings Global market share of 14.7% (down 0.2 p.p. from Q2 '03) Quarterly corporate tax rate at 21.0% Operating cash flow of $1.2B Continued strong showing in annual Harbour Report and JD Power Dependability Ratings 2

Second Quarter Adjusted Results Net Income 2003 2004 2004 Fav/(Unfav) 2003 ---------------- $ Millions ----------------- GMNA $83 $328 $245 GME (3) (45) (42) GMLAAM (103) 10 113 GMAP 163 236 73 Total Automotive 140 529 389 GMAC 834 860 26 Corporate Other (95) (48) 47 Total Net Income 879 1,341 462 Worldwide Production (000) 2,086 2,196 110 Global Market Share 14.9% 14.7% (0.2) p.p. EPS (excl. special items) 1.57 2.36 0.79 3

North America Second Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax Income $90 $423 $333 Net Income/(Loss) 83 328 245 Net Margin 0.3% 1.1% 0.8 p.p. North America: - Production Volume (000) 1,380 1,387 7 - Market Share 27.2 26.2 (1.0) p.p. United States: - Industry SAAR (Mil.) 16.7 16.9 0.2 p.p. - Market Share 27.9 26.7 (1.2) p.p. - GM Truck Sales as % of Total 59.3% 60.5% 1.2 p.p. - Dealer Inventory (000) 1,248 1,367 119 4

GMNA Vehicle Revenue Per Unit 2000 CY 2001 CY 2002 CY 2003 CY Q2 '00 Q2 '01 Q2 '02 Q2 '03 Q2 '04 Net Revenue 18095 18722 18698 18992 18045 18482 18385 18565 18801 Net Revenue Gross Revenue Less Sales Incentives Memo: Vehicle Revenue Per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar 5 Reported Rev/Unit 19,719 20,899 20,321 20,777 19,624 20,632 19,638 20,413 20,353

Europe Second Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax (Loss) ($34) ($96) ($62) Net Income/(Loss) (3) (45) (42) Net Margin 0.0% (0.6%) (0.6) p.p. Total Europe: - Production Volume (000) 488 490 2 - Industry SAAR (Mil.) 19.1 20.4 1.3 - Market Share 9.4% 9.8% 0.4 p.p. Germany: - Industry SAAR (Mil.) 3.5 3.5 0.0 - Market Share 10.4% 10.8% 0.4 p.p. UK: Industry SAAR (Mil.) 2.9 2.9 0.0 - Market Share 13.2% 13.9% 0.7 p.p. Saab - Global Sales (000) 37.6 36.7 (0.9) 6

7 Latin America, Africa & Middle East Second Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax (Loss) ($123) $11 $134 Net Income/(Loss) (103) 10 113 Net Margin (9.2%) 0.5% 9.7 p.p. Total LAAM: - Production Volume (000) - Industry SAAR (Mil.) 128 3.42 172 4.10 44 0.68 - Market Share 15.6% 17.4% 1.8 p.p. Brazil: - Industry SAAR (Mil.) 1.3 1.5 0.2 - Market Share 23.0% 23.5% 0.5 p.p. Argentina: Industry SAAR (000) 128 286 158 Market Share 13.0% 16.6% 3.6 p.p. Venezuela: Industry SAAR (000) 59 121 62 Market Share 31.4% 32.1% 0.7 p.p.

8 Asia Pacific Second Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax (Loss) $11 $33 $22 Net Income/(Loss) 163 236 73 Net Margin 12.9% 13.9% 1.0 p.p. Total Asia-Pacific: - Production Volume (000) - Industry SAAR (Mil.) 90 15.5 147 16.6 57 1.1 - Market Share 4.8% 5.4% 0.6 p.p. Australia: - Industry SAAR (Mil.) 0.9 0.9 0.0 - Market Share 20.5% 19.3% (1.2) p.p. China: Industry SAAR (Mil.) 4.1 5.0 0.9 Market Share 7.4% 9.2% 1.8 p.p.

GMAC Second Quarter Results 9 Net Income 2003 2004 2004 Fav/(Unfav) 2003 ------------- $ Millions -------------- Financing $396 $452 $56 Insurance 23 75 52 Mortgage 415 333 (82) Total $834 $860 $26

10 10 $ Billions Gross / Net Liquidity Q4'00 Q2'01 Q3'01 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Net Liquidity 5.2 4.8 4.8 3.5 0.2 0 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 -8.9 -7.4 Gross Cash 13.2 13 13.3 11.8 11.1 11 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 23.5 25 Cum'l. Pension & VEBA Cont 17.3 17.3 17.3 17.3 18.7 20.1 21.5 23 24.2 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations

11 Managerial Cash Flow Summary (Excludes GMAC) Refer to Supplemental Chart 2 for reconciliation to GAAP Operating Cash Flow a a

Priorities $6.00-$6.50 EPS Operating cash flow of $5.0B Grow share in all regions Regional / Sector Income Targets North America: $1,000 - $1,400M Europe: $0 -$100M LAAM: ($200M) - ($100M) Asia-Pacific: $700 - $800M GMAC: > $2,000M Other Metrics Structural cost: >$500M reduction (Auto Ops.) Capital spending of $7.0B Material cost reduction: 3.5% GMNA & 3.0% GME 2004 Priorities / Targets * EPS excluding any special items; at current dilution levels * 12 G R Y G G G G G G G $7.00 EPS G

2004 Outlook 13 EPS stated at current dilution levels, excludes special items Q3 CY Total Vehicle Industry (Mil.) - United States SAAR 17.5 17.5 17.2 17.2 - Global SAAR 61.3 61.3 61.3 61.3 Production Estimates (000's) - GMNA 1,200 1,200 Avail. Sept. 1st Avail. Sept. 1st - GM Total 1,940 1,940 Avail. Sept. 1st Avail. Sept. 1st Earnings Per Share $0.75 - $1.00 $0.75 - $1.00 $7.00 $7.00

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Revenue, Net Income / EPS Q2 - 2003 & 2004 S1

Reconciliation of Operating Cash Flow S2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: July 21, 2004	By:	/s/PETER R. BIBLE
(Peter R. Bible, Chief Accounting Officer)